Arrow Reserve Capital Management ETF

Ticker: ARCM

(a series of Arrow Investments Trust)

Supplement dated October 24, 2017
to the Prospectus and Statement of Additional Information (“SAI”) dated March 29, 2017

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•	Effective November 1, 2017, the following disclosure on page 4 of the Prospectus is replaced with the following:

Purchase and Sale of Fund Shares

The Fund will issue and redeem Shares at NAV only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”). Creation Units are issued and redeemed for cash and/or in-kind for securities. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Shares of the Fund are listed for trading on BATS BZX Exchange, Inc. (the “Exchange”) and trade at market prices rather than NAV. Shares of the Fund may trade at a price that is greater than, at, or less than NAV.

•	Additionally, effective November 1, 2017, all references to the size of the Fund’s “Creation Units” in the Prospectus and SAI are revised to 50,000 Shares.

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated March 29, 2017 for the Arrow Reserve Capital Management ETF. These documents provide information that you should know about each Fund before investing and have been filed with the Securities and Exchange Commission. These documents are available upon request and without charge by calling the Fund toll-free at 1-877-277-6933.

Please retain this Supplement for future reference.